Exhibit 99.10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 72 to Registration Statement No. 033-32704 on Form N-4 of our report dated March 8, 2019 related to the consolidated financial statements of Pacific Life Insurance Company and Subsidiaries as of December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, appearing in the Statements of Additional Information, which are incorporated by reference in of such Registration Statement, and to the references to us as “experts” under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statements of Additional Information, which are incorporated by reference in such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

October 11, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 72 to Registration Statement No. 033-32704 on Form N-4 of our report dated February 25, 2019, relating to the financial statements and financial highlights of Pacific Select Variable Annuity of Pacific Life Insurance Company, comprised of Core Income, Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Strategy, Managed Bond, Short Duration Bond, Emerging Markets Debt, Comstock, Developing Growth, Dividend Growth, Equity Index, Focused Growth, Growth, Large-Cap Growth, Large-Cap Value, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Index, Small-Cap Value, Value Advantage, Emerging Markets, International Large- Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, Currency Strategies, Diversified Alternatives, Equity Long/Short, Global Absolute Return, Pacific Dynamix - Conservative Growth, Pacific Dynamix - Moderate Growth, Pacific Dynamix - Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, PSF DFA Balanced Allocation, Invesco V.I. Balanced-Risk Allocation Series II, Invesco V.I. Equity and Income Series II, Invesco V.I. Global Real Estate Series II, American Century VP Mid Cap Value Class II, American Funds IS Asset Allocation Class 4, American Funds IS Blue Chip Income and Growth Class 4, American Funds IS Bond Class 4, American Funds IS Capital Income Builder® Class 4, American Funds IS Global Balanced Class 4, American Funds IS Global Bond Class 4, American Funds IS Global Growth and Income Class 4, American Funds IS Global Growth Class 4, American Funds IS Global Small Capitalization Class 4, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 4, American Funds IS High-Income Bond Class 4, American Funds IS International Class 4, American Funds IS International Growth and Income Class 4, American Funds IS Managed Risk Asset Allocation Class P2, American Funds IS New World Fund® Class 4, American Funds IS U.S. Government/AAA-Rated Securities Fund Class 4, BlackRock Global Allocation V.I. Class III, BlackRock iShares Dynamic Allocation V.I. Class I, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP FundsManager® 60% Service Class 2, Fidelity VIP Government Money Market Service Class, Fidelity VIP Strategic Income Service Class 2, First Trust Dorsey Wright Tactical Core Class I, First Trust/Dow Jones Dividend & Income Allocation Class I, First Trust Multi Income Allocation Class I, Franklin Founding Funds Allocation VIP Class 4, Franklin Income VIP Class 2, Franklin Mutual Global Discovery VIP Class 2, Franklin Rising Dividends VIP Class 2, Templeton Global Bond VIP Class 2, Ivy VIP Asset Strategy Class II, Ivy VIP Energy Class II, Janus Henderson Balanced Service Shares, Janus Henderson Flexible Bond Service Shares, JPMorgan Insurance Trust Global Allocation Class 2, JPMorgan Insurance Trust Income Builder Class 2, Clear Bridge Variable Aggressive Growth - Class II, Lord Abbett Bond  Debenture Class VC, Lord Abbett International Equity Class VC, Lord Abbett Total Return Class VC, MFS Total Return Series - Service Class, MFS Utilities Series - Service Class, Neuberger Berman U.S. Equity Index PutWrite Strategy Class S, Oppenheimer Global Fund/VA Service Shares, Oppenheimer International Growth Fund/VA Service Shares, PIMCO All Asset All Authority - Advisor Class, PIMCO CommodityRealReturn® Strategy - Advisor Class, State Street Total Return V.I.S. Class 3 and VanEck VIP Global Hard Assets Class S (collectively, the “Variable Accounts”), appearing in the Statement of Additional Information, which is incorporated by reference in such Registration Statement, and to the reference to us as “experts” under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is incorporated by reference in such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

October 11, 2019